POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of OLD WESTBURY FUNDS, INC. and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                             TITLE                        DATE
- ----------                             -----                        ----

/s/ Edward C. Gonzales
- -------------------         President and Treasurer         November 13, 1996
Edward C. Gonzales             (Chief Executive
                                Officer and Principal
                                Financial and
                                Accounting Officer)

/s/ Howard D. Graves
- -------------------         Director                        November 13, 1996
Howard D. Graves


/s/ Robert K. Kaufman
- -------------------         Director                        November 13, 1996
Robert K. Kaufman



- ------------------          Director
John Kevin Kenny


Sworn to and subscribed before me this13th day of November, 1996

/s/ Marie M. Hamm
Marie M. Hamm

Notarial Seal
Marie M. Hamm, Notary Public
Plum Boro, Allegheny County
My Commission Expires Oct. 9, 2000
Member, Pennsylvania Association of Notaries

POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of OLD WESTBURY FUNDS, INC. and the Deputy General Counsel of Federated Services Company, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                             TITLE                        DATE
- ----------                             -----                        ----

/s/ Edward C. Gonzales
- -------------------         President and Treasurer
Edward C. Gonzales             (Chief Executive
                                Officer and Principal
                                Financial and
                                Accounting Officer)


- -------------------         Director
Howard D. Graves



- -------------------         Director
Robert M. Kaufman



/s/ John Kevin Kenny-          Director                      November 19, 1996
John Kevin Kenny

Sworn to and subscribed before me this 19th day of November, 1996.


/s/ Carol Ann Kaminski
Carol Ann Kaminski


Official Notary Seal
Carol Ann Kaminski
Notary Public State of Florida
Commission No. CC441742
My Commission Exp. Feb. 26, 1999

- -------------------